                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1998; and

        WHEREAS, each of the undersigned is a Director of the Company;

        NOW THEREFORE, each of the undersigned constitutes and appoints RICHARD A. POST, CONSTANCE P. CAMPBELL and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this __ day of March 1999.


/s/ KATHLEEN A. COTE                  /s/ CHARLES M. LILLIS
----------------------------------    --------------------------------
    Kathleen A. Cote                      Charles M. Lillis

/s/ ROBERT L. CRANDALL                /s/ CHARLES P. RUSS, III
----------------------------------    --------------------------------
    Robert L. Crandall                    Charles P. Russ, III

/s/ GRANT A. DOVE                     /s/ LOUIS A. SIMPSON
----------------------------------    --------------------------------
    Grant A. Dove                         Louis A. Simpson

/s/ ALLEN D. GILMOUR                  /s/ JACK SLEVIN
----------------------------------    --------------------------------
    Allan D. Gilmour                      Jack Slevin

/s/ PIERSON M. GRIEVE                 /s/ DANIEL W. YOHANNES
----------------------------------    --------------------------------
    Pierson M. Grieve                     Daniel W. Yohannes

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS;

        WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1998 and

        WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

        NOW THEREFORE, the undersigned hereby constitutes and appoints RICHARD A. POST, CONSTANCE P. CAMPBELL and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this __ day of March, 1999.



                                       /s/  CHARLES M. LILLIS
                                       ---------------------------------------
                                            Charles M. Lillis
                                            Chairman of the Board, President and
                                            Chief Executive Officer